Income Taxes	3 Months Ended
Mar. 31, 2015
Income Taxes [Abstract]
Income Taxes

Note 6. Income Taxes

The Company's effective tax rate for the three months ended March 31, 2015 and 2014 was 4.3% and 915.8%, respectively. The Company's effective tax rate has varied significantly due to changes in the mix of taxable income and tax loss between the U.S. and Israel.

The Company's effective tax rate for the three months ended March 31, 2015 was impacted by goodwill impairment of $150.4 million associated with the Makerbot acquisition which is non-tax deductible, and therefore had a significant impact on the effective tax rate for the three months ended March 31, 2015.

In addition, the impairment of MakerBot intangible assets as described in note 4 resulted in a reversal of related deferred tax liabilities amounting to $17.2 million. As a result, the Company recorded a valuation allowance in a corresponding amount of $17.2 million against deferred tax assets in respect of net operating losses as it is more likely than not that those deferred tax assets will not be realized in future periods. The Company will continue to monitor whether the realization of its remaining deferred tax assets is more likely than not.

Gain of $7.5 million attributable to the change in fair value of the Company's earn-out obligations in the three months period ended March 31, 2014, was non-taxable, and therefore had a significant impact on the effective tax rate in that period.